Exhibit 99.1

World Fuel Services Corporation Announces Share Repurchase Program and Regular Quarterly Cash Dividend

MIAMI--(BUSINESS WIRE)--March 16, 2020--World Fuel Services Corporation (NYSE: INT) today announced that its Board of Directors has approved a new share repurchase program, authorizing the purchase of $200 million in common stock. This repurchase program will begin upon completion of the previously announced May 2019 share repurchase authorization.

Share repurchases may be made from time to time in the open market or through privately negotiated transactions. The timing and amount of shares to be repurchased under the program will depend on market conditions, share price, securities law and other legal requirements and factors. The program does not require the purchase of any minimum number of shares, has no expiration date and may be suspended or discontinued at any time without prior notice.

In addition, the Board of Directors also declared the company’s quarterly cash dividend of $0.10 per share, which will be payable on April 9, 2020 to shareholders of record on March 27, 2020.

About World Fuel Services Corporation

Headquartered in Miami, Florida, World Fuel Services is a global energy management company involved in providing energy procurement advisory services, supply fulfillment and transaction and payment management solutions to commercial and industrial customers, principally in the aviation, marine and land transportation industries. World Fuel Services sells fuel and delivers services to its clients at more than 8,000 locations in more than 200 countries and territories worldwide.

For more information, call 305-428-8000 or visit www.wfscorp.com.

Information Relating to Forward-Looking Statements

This release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding share repurchases. These forward-looking statements are qualified in their entirety by cautionary statements and risk factor disclosures contained in the Company’s Securities and Exchange Commission (“SEC”) filings, including the Company’s most recent Annual Report on Form 10-K filed with the SEC. Actual results may differ materially from any forward-looking statements due to risks and uncertainties, including, but not limited to: our ability to generate expected cash from operations, the availability and price of our common stock on the open market, our ability to effectively integrate acquired businesses and recognize the anticipated benefits, the loss of or reduced sales to the North Atlantic Treaty Organization in Afghanistan under our contract, adverse conditions in the markets or industries in which we or our customers and suppliers operate, including uncertainties around the duration and severity of the novel coronavirus (COVID-19) outbreak, the creditworthiness of our customers and counterparties and our ability to collect accounts receivable, fluctuations in world oil prices or foreign currency, risks related to the complexity of U.S. Tax Cuts and Jobs Act and any subsequently issued regulations and our ability to accurately predict the impact on our effective tax rate and future earnings, our ability to successfully implement our growth strategy, our ability to successfully execute and achieve efficiencies, our ability to achieve the expected level of benefit from our restructuring activities and cost reduction initiatives, unanticipated tax liabilities or adverse results of tax audits, assessments, or disputes, potential liabilities and the extent of any insurance coverage, the outcome of pending litigation and other proceedings, the impact of quarterly fluctuations in results, particularly as a result of seasonality, changes in political, economic, regulatory, or environmental conditions, supply disruptions, border closures and other logistical difficulties that can arise when sourcing and delivering fuel in areas that are actively engaged in war or other military conflicts, our failure to effectively hedge certain financial risks associated with the use of derivatives, non-performance by counterparties or customers on derivatives contracts, uninsured losses, the impact of climate change and natural disasters, adverse results in legal disputes, our ability to retain and attract senior management and other key employees and other risks detailed from time to time in our SEC filings. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, changes in expectations, future events, or otherwise, except as required by law.

Contacts

Ira M. Birns, Executive Vice President &
Chief Financial Officer
Glenn Klevitz
Vice President, Treasurer & Investor Relations
305-428-8000